American Beacon DoubleLine Floating Rate Income Fund

Supplement dated January 27, 2026

to the Prospectus, Summary Prospectus, and Statement of Additional Information,

each dated January 1, 2026

On August 25, 2025, the Board of Trustees of the American Beacon Funds (the “Board”) approved an Agreement and Plan of Reorganization and Termination, pursuant to which the DoubleLine Floating Rate Fund, a series of DoubleLine Funds Trust (“DoubleLine Fund”), would be reorganized into the American Beacon DoubleLine Floating Rate Income Fund (“Fund”) (the “Reorganization”). The Board has subsequently approved the following additional matters in connection with the Reorganization: (1) a change in the name of the Fund to the American Beacon DoubleLine Floating Rate Fund; and (2) a reverse share split of the shares of each class of the Fund to align with the net asset value (“NAV”) per share of the DoubleLine Fund as of the closing NAV on February 20, 2026 (the “Effective Date”).

Therefore, as part of the Reorganization, the following preliminary events will occur before the Reorganization is completed:

●	On or about February 18, 2026, the name of the Fund will change to American Beacon DoubleLine Floating Rate Fund (the “Fund Name Change”); and

●	On February 20, 2026, the Fund will effect a reverse share split (the “Reverse Share Split”) of the shares of each class of the Fund immediately prior to the Reorganization.

I.	FUND NAME CHANGE

Effective on or about February 18, 2026, the Fund’s name will change to American Beacon DoubleLine Floating Rate Fund to more closely align with the name of the DoubleLine Fund. The Fund Name Change will not result in any changes to the Fund’s 80% investment policy or its principal investment strategies.

Effective February 18, 2026, all references to American Beacon DoubleLine Floating Rate Income Fund in the Prospectus, Summary Prospectus and Statement of Additional Information are deleted and replaced with American Beacon DoubleLine Floating Rate Fund.

DLFR-20260127

II.	REVERSE SHARE SPLIT

The Reverse Share Split of the shares of each class of the Fund will align the NAV per share of each class of the Fund with that of a corresponding share class of the DoubleLine Fund as of the Effective Date. Currently, the NAV per share of each class of the Fund is lower than that of the corresponding share class of the DoubleLine Fund. The Reverse Share Split will occur at an exact ratio to be determined by American Beacon Advisors, Inc., the Fund’s Manager, necessary to align with the NAV per share of the DoubleLine Fund as of the Effective Date. The NAV per share of the A Class, C Class and Investor Class shares of the Fund will be aligned with that of the Class N shares of the DoubleLine Fund, and the NAV per share of the Y Class and R5 Class shares of the Fund will be aligned with that of the Class I shares of the DoubleLine Fund. The Reverse Share Split will occur immediately prior to the Reorganization.

The Reverse Share Split will decrease the number of outstanding shares of the Fund without any change in the aggregate amount or value of the Fund’s assets. Accordingly, immediately following the Reverse Share Split, the Fund’s NAV per share will increase by an amount inversely proportional to the decrease in the number of shares outstanding. From a shareholder’s perspective, the Reverse Share Split will have no impact on the total value of the shareholder’s investment, as the shareholder will own fewer shares, but with a higher NAV per share. Thus, the total dollar value of a shareholder’s investment in the Fund will be unchanged, and each shareholder will continue to own the same percentage (by value) of the Fund immediately following the Reverse Share Split as the shareholder owned immediately prior to the Reverse Share Split.

The Reverse Share Split will not be a taxable event, nor will it have an impact on the Fund’s holdings or its performance. Please refer to a tax consultant for information regarding taxes.

The Reverse Share Split will apply to shareholders of record as of the Effective Date. The Fund’s shares will be offered, sold and redeemed at post-split prices beginning on the first business day following the Effective Date. Each shareholder’s next account statement following the Effective Date will reflect the Reverse Share Split.

*********************************************************************************

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

DLFR-20260127